Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 11, 2021 (the “Effective Date”), is made by and between VERITAS FARMS, INC., a Nevada corporation (the “Company”) and The Cornelis F. Wit Revocable Living Trust (the “Purchaser”). The Company and the Purchaser are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, the Company wishes to sell to the Purchaser an aggregate of (a) 2,000,000 shares of its Series A Convertible Preferred Stock having the rights, preferences, powers, restrictions and limitations set forth in the Certificate of Designation attached as Exhibit A hereto (the “Series A Preferred Shares”); and (b) 1,000,000 shares of its Series B Convertible Preferred Stock having the rights, preferences, powers, restrictions and limitations set forth in the Certificate of Designation attached as Exhibit B hereto (the “Series B Preferred Shares,” and together with the Series A Preferred Shares, collectively, the “Preferred Shares”) and the Purchaser wishes to Purchase the Preferred Shares from the Company, all on and subject to the terms and conditions set forth herein; and

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(a)2 of and Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy are hereby acknowledged, the Parties agree as follows:

ARTICLE I

CONSIDERATION

1.1 Sale and Purchase of Preferred Shares. On and subject to the terms and conditions set forth in this Agreement, at Closing (as hereinafter defined), the Company and shall sell the Preferred Shares to the Purchaser and the Purchaser shall purchase and acquire the Preferred Shares from the Company at a purchase price of $1.00 per Preferred Share (the “Purchase Price”).

1.2 Payment of the Purchase Price. The Purchase Price for the Shares shall be payable by the Purchaser to the Company in full at Closing (a) by conversion of the principal amount and accrued but unpaid interest on that certain Secured Convertible Promissory Note dated April 8, 2021 in the original principal amount of $124,000 (the “Note”) made by the Company in favor of the Purchaser; (b) by delivery and exchange of 2,000,000 Units (the “Units”), each consisting of (i) two shares of the Company’s common stock, par value $0.001 (the “Common Stock”); and (i) one common stock purchase warrant (the “Warrants”), by the Purchaser’s exercise of the exchange rights granted to the Purchaser under those certain Subscription Agreements between the Company and the Purchaser dated September 14, 2020 and October 13, 2020 (the “2020 Subscription Agreements”) pursuant to which the Units were issued for an aggregate purchase price of $1,000,000; and (c) the balance by wire transfer in immediately available funds to such bank account as may be designated by the Company.

1.3 Closing. The closing of the purchase and sale of the Preferred Shares provided for in this Agreement (the “Closing”) shall be consummated by electronic or other exchange of documents contemporaneously with the execution of this Agreement on the Effective Date.

1.4 Board Composition at Closing. At Closing, the Company’s board of directors shall consist of five (5) directors, (a) three of whom , Stephen E. Johnson, Kuno D. van der Post and Craig Fabel, are designees of Purchaser and (b) two of whom Thomas E. Vickers and Kellie Newton are current members of the Company’s board of directors. All other current members of the board of directors shall have resigned at Closing.

1.5 Closing Deliveries by the Company. At Closing, the Company shall deliver (or cause to be delivered) to the Purchaser:

(a) Certificates in the name of the Purchaser for the Preferred Shares purchased hereunder;

(b) evidence in form and substance reasonably satisfactory to the Purchaser that the composition of the Company’s board of directors be comprised at Closing as provided in Section 1.4;

(c) evidence, in form and substance reasonably satisfactory to the Purchaser, that the working capital deficiency of the Company is no greater than $2,000,000;

(d) a Separation Agreement between the Company and Alexander Salgado, in the form attached hereto as Exhibit C, duly executed by the parties thereto;

(e) a Consulting Agreement between the Company and Alexander Salgado, in the form attached hereto as Exhibit D, duly executed by the parties thereto;

(f) a Separation Agreement between the Company and Michael Pelletier, in the form attached hereto as Exhibit E, duly executed by the parties thereto;

(g) a Consulting Agreement between the Company and Michael Pelletier, in the form attached hereto as Exhibit F, duly executed by the parties thereto;

(h) an amendment to the Employment Agreement between the Company and Dave Smith, in the form attached hereto as Exhibit G, duly executed by the parties thereto;

(i) a copy of the minutes of meeting or written consent duly executed by each director of the Company, providing the valid adoption of resolutions of the Company’s board of directors approving this Agreement and each other transaction agreement provided for in this Agreement to which the Company is a party, and the consummation of the transactions contemplated hereby and thereby;

(j) a copy of the Current Report on Form 8-K, in form and substance satisfactory to the Purchaser, disclosing the transactions contemplated in this Agreement, as provided in Section 3.3;

(k) waivers, in form and substance satisfactory to the Purchaser, duly executed by each I-Bankers Direct, LLC. and WestPark Capital, Inc., of fees and commission with respect to the transactions contemplated by this Agreement.

(l) copies of all material consents, authorizations, filings, licenses, approvals, and notice required or otherwise reasonably requested by the Purchaser in connection with the execution, delivery and performance by the Company or the validity and enforceability of, this Agreement; and

(m) such other documents as may be necessary to effect the consummation of the transactions contemplated by this Agreement.

1.6 Closing Deliveries by the Purchaser. At Closing, the Purchaser shall deliver (or cause to be delivered) to the Company:

(a) The Note, for cancellation;

(b) The certificates representing the 4,000,000 shares of common stock 2,000,000 Warrants comprising the Units, accompanied by a stock power or powers duly executed in blank, a warrant assignment or assignments or other instruments of transfer in form and substance reasonably satisfactory to the Company;

(c) The balance of the Purchase Price, as provided in Section 1.2(b);

(d) copies of all consents, authorizations, filings, licenses, approvals, and further assurances, if any, required or otherwise reasonably requested by the Company in connection with the execution, delivery and performance by the Purchaser or the validity and enforceability of this Agreement; and

(e) such other documents as may be necessary to effect the consummation of the transactions contemplated by this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE PARTIES

2.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports (as hereinafter defined), which shall be deemed a part hereof, the Company hereby makes the following representations and warranties to the Purchaser:

(a) SEC Reports. The Company has timely (including within any additional time periods provided by Rule 12b-25 under the Exchange Act) filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2018, pursuant to the Securities Act and the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including all exhibits thereto and financial statements, notes and schedules included or incorporated by reference therein and all amendments thereto (collectively, the “SEC Reports”). As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company and its Subsidiary (as hereinafter defined) are a party or to which any of their respective property or assets are subject that are required to be filed as Exhibits to the SEC Reports are included as a part of, or specifically identified in, the SEC Reports.

(b) Organization, Good Standing and Qualification.

(i) The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could be reasonably expected to result in a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company and the Subsidiary (as hereinafter defined), taken as a whole (a “Material Adverse Effect”).

(ii) The Company has one subsidiary, 271 Lake Davis Holdings, LLC (the “Subsidiary”). The Company directly owns all the membership interests of the Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction The Subsidiary is duly formed, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could be reasonably expected to result in a Material Adverse Effect. The Subsidiary is not in violation of any of the provisions of its certificate of organization, operating agreement or other organizational or charter documents (each as amended through the date hereof). Other than the foregoing, the Company (a) does not own or hold (of record, beneficially or otherwise) nor has the Company ever owned or held, directly or indirectly, any equity interests, debt securities or any other security or interest in any other Person (as hereinafter defined) or the right to acquire any such security or interest: (b) is not, nor has it ever been, a partner or member of any partnership, limited liability company or joint venture; and (c) does not have any obligation to make any investment in any Person.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other transaction agreements to which it is a party (collectively, the “Transaction Agreements”), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the other Transaction Agreements to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. This Agreement and the other Transaction Agreements to which the Company is a party have been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (ii) as limited by general principles of equity that restrict the availability of equitable remedies. The Company is not in violation of any of the provisions of its Amended and Restated Articles of Incorporation or bylaws (each as amended through the date hereof).

(d) Capitalization; Subsidiary.

(i) As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Common Stock, par value $0.001; and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share. No shares of capital stock of the Company are entitled to preemptive or similar rights, nor is any holder of capital stock of the Company entitled to statutory preemptive or similar rights arising out of any agreement or understanding with the Company.

(ii) All issued and outstanding shares of the Company’s Common Stock (A) have been duly authorized and validly issued and are fully paid and nonassessable; and (B) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no shares of preferred stock issued and outstanding.

(iii) There are no outstanding options, warrants, rights (including conversion and rights of first refusal and similar rights) to subscribe to, calls, or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any individual, corporation, partnership, trust, limited liability company, association or other entity (any of the foregoing, a “Person”) any right to subscribe for or acquire any shares of capital stock of the Subsidiary, or contracts, commitments, understandings, or arrangements by which the Subsidiary is or may become bound to issue additional shares of capital stock of the Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Subsidiary.

(iv) Except as set forth in the SEC Reports or as set forth on Schedule 2.1(d)(iv) attached hereto, there are no outstanding options, warrants, rights (including conversion and rights of first refusal and similar rights) to subscribe to, calls, or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or securities or rights convertible or exchangeable into shares of capital stock of the Company. The issue and sale of the Preferred Shares will not obligate the Company to issue Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(e) Issuance of the Preferred Shares and Conversion Shares. The Preferred Shares are duly authorized, and when issued and paid for in accordance with the terms hereof, and the shares of Common Stock issuable upon conversion of the Preferred Shares (the “Conversion Shares”) will be duly and validly issued, fully paid and nonassessable, and free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, “Liens”). Based in part upon the representations of the Purchaser set forth in Section 2.2 of this Agreement, (i) the Preferred Shares will be issued in compliance with all applicable federal and state securities laws; and (ii) no registration under the Securities Act is required for the offer and sale of the Preferred Shares by the Company to the Purchaser under this Agreement. The Company has reserved from its duly authorized capital stock the maximum number of Common Stock issuable upon conversion of the Preferred Shares.

(f) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Agreements to which it is a party, and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s Amended and Restated Articles of Incorporation or bylaws (each as amended through the date hereof); (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time, or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or the Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iv) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization (as hereinafter defined applicable to the Company or the Subsidiary, or to any of their respective properties or assets, or to any of the Preferred Shares, or result in any other impairment of the rights of the holder of any such Authorization, except in the case of each of clauses (ii), (iii) and (iv), as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The business of the Company and the Subsidiary is conducted in compliance in all material respects with all laws, ordinances or regulations of any governmental authority. As used herein, “Authorization” means any registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document of or from, any U.S. court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any trading market (each, a “Governmental Entity”), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity,

(g) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, Authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. or foreign federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than filings which may be required under federal and state securities laws, including Form D and any blue sky filings.

(h) Litigation; Proceedings. Except as set forth in the SEC Reports or Schedule 2.1(h) attached hereto, there is no action, suit, inquires, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties (including for these purposes the Subsidiary) before or by any court, arbitrator, governmental or administrative agency, or regulatory authority (U.S. federal, state, county, local or foreign), which if adversely determined, could reasonably be expect to have a Material Adverse Effect nor is the Company aware of any reasonable basis therefor. Neither the Company nor the Subsidiary nor, to the Company’s knowledge, any of its officers, directors or any of its employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or employees, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company or the Subsidiary pending or which the Company or the Subsidiary intends to initiate, which if adversely determined, could reasonably be expected to have a Material Adverse Effect. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

(i) No Default or Violation. Neither the Company nor any Subsidiary (i) is in material default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default), nor has the Company or any Subsidiary received written notice of a claim that it is in material default under or is in material violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation in any material respect of any order of any court, arbitrator or governmental body, or (iii) is not in violation in any material respect of any statute, rule or regulation of any governmental authority, which in each instance could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(j) Brokers Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, including but not limited to I-Bankers Direct, LLC. and WestPark Capital, Inc., with respect to the transactions contemplated by this Agreement.

(k) Intellectual Property.

(i) Each of the Company and the Subsidiary owns or possesses sufficient legal rights to its respective Intellectual Property (as defined below) necessary for its business as now conducted and as presently proposed to be conducted. To the knowledge of the Company, all such Intellectual Property rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property rights of the Company or the Subsidiary. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company or the Subsidiary violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Intellectual Property, nor is the Company or the Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. Neither the Company nor any Subsidiary has received any communications alleging that the Company or the Subsidiary, as the case may be, has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. For purposes of this Agreement, “Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, trade secrets, domain names, mask works, technology, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing (and all goodwill associated therewith), and any and all such cases that are necessary, owned or used by the Company or the Subsidiary in the conduct of its respective businesses as now conducted and as presently proposed to be conducted.

(ii) All material licenses or other agreements under which the Company or the Subsidiary is granted Intellectual Property (excluding licenses to use software utilized in the Company’s or such Subsidiary’s internal operations and which is generally commercially available) are in full force and effect and, to the Company’s knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

(iii) All licenses or other agreements under which the Company or the Subsidiary has granted rights to Intellectual Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or the Subsidiary thereunder and, to the Company’s knowledge, there is no material default of any provision thereof relating to Intellectual Property by any other party thereto.

(iv) Each of the Company and the Subsidiary has taken all steps required in accordance with commercially reasonable business practice to establish and preserve their ownership in their owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company or such Company which has not been patented or copyrighted.

(l) Regulatory Permits. Each of the Company and the Subsidiary possesses all material certificates, authorizations and permits issued by the appropriate U.S. federal, state or foreign regulatory authorities materially necessary to conduct its business (“Permits”) and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Permit.

(m) FDA Compliance. The Company and its Subsidiary, and the manufacture, marketing and sales of their products, comply with any and all applicable requirements of the applicable FDA (Food and Drug Administration) laws to which the Company or the Subsidiary is subject. Notwithstanding the foregoing, the Parties acknowledge the products of the Company’s and its Subsidiary’s Goods contain, or are derived from, hemp in accordance with the Parties’ understanding of Section 7606 of the Agricultural Act of 2014 (Pub. L. 113-79) and applicable provisions of the Agriculture Improvement Act of 2018 (collectively, the “Farm Bill”), though there remains uncertainties as to whether any other federal, state or local law may or may not conflict with, or be superseded by, the Farm Bill.  Each party further acknowledges and agrees that such currently existing uncertainties under federal, state and local laws, including the Food, Drug and Cosmetic Act, concerning hemp are subject to change at any time in the sole discretion of the applicable authority, and each Party hereby: (i) agrees that the representations, warranties, guaranties and covenants contained in this Agreement shall not be deemed to be breached by virtue of such products containing hemp in accordance with the Farm Bill; and (ii) to the extent allowable by law, waives any defenses to the enforcement of the Agreement based on an “illegality of purpose” theory or related defenses.

(n) Insurance. Except as set forth on Schedule 2.1(n) hereto, the Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged in their locality. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(o) Title. The Company and its Subsidiary have good and marketable title (a) in fee simple with respect to the real property described as owned by them in the SEC Reports; and (b) to all personal property owned by each of them that is material to its respective business, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such real or personal property and do not interfere with the use made and proposed to be made of such real or personal property by the Company or the Subsidiary. Any real property and facilities held under lease by the Company and the Subsidiary is held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiary are in material compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary, as the case may be.

(p) Financial Statements. As of their respective filing dates, as applicable, the financial statements of the Company included in the SEC Reports (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles consistently applied (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(q) Material Changes. Since the date of the latest audited Financial Statements included within the SEC Reports and except as set forth or contemplated herein or in the Schedules hereto, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and (B) liabilities that would not be required to be reflected in the Company’s financial statements pursuant to GAAP or that would not be required to be disclosed in filings made with the SEC; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities. The Company does not have pending before the SEC any request for confidential treatment of information.

(r) Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Reports filings and is not so disclosed or that otherwise would be reasonably expected to result in a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its SEC Reports filings.

(s) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or as contemplated in this Agreement or the other Transaction Agreements, none of the officers or directors of the Company and its Subsidiary and, to the knowledge of the Company, none of the employees of the Company or its Subsidiary is presently a party to any transaction with the Company or its Subsidiary (other than for services as employees, officers and directors) which would be required to be disclosed by the Company pursuant to Item 404 under Regulation S-K under the Exchange Act, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case other than for (i) payment of salary for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company or its Subsidiary; and (iii) other employee benefits, including stock option agreements, whether or not issued, under any stock option plan of the Company.

(t) Internal Accounting Controls. The Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiary, is made known to the certifying officers by others within those entities. To the Company’s knowledge, except as set forth in its most recently filed Annual Report on Form 10-K (the “2020 Form 10-K”), there are no material weaknesses in the Company’s internal control over financial reporting. Since the filing of the Company’s 2020 Form 10-K, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Item 308(c) of Regulations S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

(u) Registration Rights. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Investment Company. The Company is not, and after giving effect to the sale of the Preferred Shares and the application of the net proceeds therefrom, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Foreign Corrupt Practices. Neither the Company nor its Subsidiary nor any of the Company’s directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate; (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority; or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained and has caused its Subsidiary and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law. Neither the Company, or, to the Company’s knowledge, any of its officers, directors or employees have violated in any material respect any provision of the FCPR nor are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

(x) OFAC. Neither the Company nor its Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or Person acting on behalf of the Company or its Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to the Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(y) Environmental Matters. Neither the Company nor its Subsidiary has any liabilities under any Environmental Law, nor, to the Company’s knowledge, do any factors exist that are reasonably likely to give rise to any such liability, materially affecting any of the properties owned or leased by the Company or the Subsidiary. Neither the Company nor the Subsidiary has violated in any material respect any Environmental Law applicable to it now or previously in effect. As used herein, “Environmental Law” means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

(z) Labor Relations; Employee Matters. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or its Subsidiary which could reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an Employee, nor does the Company have a present intention to terminate the employment of any of the foregoing. Each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchaser (the “Confidential Information Agreements”). No current or former employee has excluded works or inventions from his or her assignment of inventions pursuant to such Confidential Information Agreement. Each current and former officer of the Company and the Subsidiary has executed a non-competition and non-solicitation agreement substantially in the form or forms delivered to counsel for the Purchaser. To the Company’s knowledge, no employee is in violation of any agreement covered by this Section 2.1(z). The employment of each employee of the Company is terminable at the will of the Company except for Dave Smith or Alexander Salgado. Except as contemplated by the Transaction Agreements or as required by law, upon termination of the employment of any such employees or upon a change of control of the Company, no severance or other payments will become due. The Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(aa) Taxes. Each of the Company and the Subsidiary has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects, except for tax returns that would not reasonably be expected to have a Material Adverse Effect; and each of the Company and the Subsidiary has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

2.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a) Organization and Good Standing. The Purchaser is duly incorporated, formed or organized, validly existing and in good standing under the laws of the State of its incorporation, formation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization; Enforcement. The Purchaser has all necessary power and authority (corporate or otherwise) to execute and deliver this Agreement and the Investor’s Rights Agreement and to carry out its provisions. All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the Investor’s Rights Agreement has been taken. Upon its execution and delivery, this Agreement and the Investors’ Rights Agreement will be valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) Securities Law Representations and Covenants. The Purchaser represents and warrants to and covenants with the Company as follows:

(i) Investment Intent. The Purchaser is acquiring the Preferred Shares and the Conversion Shares (collectively, the “Securities”) for the Purchaser’s own account. The Purchaser is acquiring the Securities for investment purposes only and not with a view to or for distributing or reselling the Securities or any part thereof or interest therein in violation of securities laws, however, each Purchaser has the right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

(ii) Status. The Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(iii) Experience of the Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment.

(iv) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(v) Access to Information. The Purchaser acknowledges that he, she or it has been afforded (i) the opportunity to ask such questions as Purchaser has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the issuance of the Preferred Shares and the merits and risks of investing in the Company; (ii) access to publicly available information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable the Purchaser to evaluate the investment; and (iii) the opportunity to obtain such additional publicly available information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained herein.

(vi) Exemption from Registration.  The Purchaser understands that the Securities are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of the United States federal and applicable state securities laws pursuant to Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions.

(c) Legends. The Purchaser understands that the certificates evidencing the Preferred Shares and the Conversion Shares will bear the following or similar legends for as long as required by the Securities Act and applicable state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT.

ARTICLE III
REGISTRATION RIGHTS; AND OTHER AGREEMENTS

3.1 Registration.

(a) Within sixty (60) days of the Effective Date, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 (the “Registration Statement”) covering the resale of the Conversion Shares (also referred to herein as, the “Shares”) by the Purchaser. The Company shall use its commercially reasonable best efforts to have the Registration Statement declared effective within ninety (90) days after the Registration Statement is filed, and shall use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until all Shares covered by such Registration Statement have been sold or are capable of public sale pursuant to Rule 144 under the Securities Act without restrictions or limitations as to volume or manner of sale (the “Effectiveness Period”).

(c) The Company shall notify the Purchaser, which notice shall, pursuant to clauses (iii) through (iv) hereof, be accompanied by an instruction to suspend the use of the Registration Statement until the requisite changes have been made and which notice shall be made by public dissemination of information (by filing a Current Report on Form 8-K or otherwise) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one trading day prior to such filing) and (if requested by the Purchaser) confirm such notice in writing no later than one trading day following the day (i)(A) when a Registration Statement or any supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering the Shares or the initiation of any proceedings for that purpose; and (iv) any statement made in a Registration Statement or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement or other documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Once the SEC has declared the Registration Statement effective, the Company shall use its commercially reasonable efforts to maintain the effectiveness of such Registration Statement during the Effectiveness Period and shall use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest practicable moment.

(e) The Company shall promptly deliver to the Purchaser, without charge, as many copies of the prospectus comprising a portion of the Registration Statement, each amendment or supplement thereto as the Purchaser may reasonably request in connection with resales of the Shares by the Purchaser.

(f) Upon learning that a prospectus that is part of the Registration Statement contains a material misstatement or omission that causes other statements made therein to be materially inaccurate, as promptly as reasonably possible, the Company shall notify the Purchaser to cease selling Shares and shall prepare a supplement or amendment, including a post effective amendment, to the Registration Statement or a supplement to the related prospectus, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser agrees to cease selling Shares immediately upon notice from the Company that the prospectus related to the Shares is not current and not to resume selling Shares until notified by the Company that the Purchaser may do so.

3.2 Registration Expenses. All fees and expenses incident to the performance of or compliance with the registration rights under this Agreement by the Company shall be borne by the Company whether or not any Shares are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading); (ii) fees and disbursements of counsel for the Company; (iii) fees and disbursements of the Company’s accountants and Independent Registered Public Accounting Firm; and (iv) fees and expenses of all other persons retained by the Company in connection with its obligations under this Article III. In no event shall the Company be responsible for any broker or similar commissions of the Purchaser or any legal fees or other costs of the Purchaser.

3.3 Transaction Disclosure; Notices. The Company shall, by 8:30 a.m. Eastern time on the Business Day following the Effective Date, file a Current Report on Form 8-K, reasonably acceptable to Purchaser, disclosing the transactions contemplated by this Agreement and make such other filings and notices in the manner and time required by the SEC.

3.4 Board Composition; Right to Designate Directors. Immediately following the Closing, the Company’s board of directors will be comprised of five (5) members. The Purchaser shall have the right to designate three (3) members of the board of directors of the Company (“Designation Right”), and the two additional board members will be independent directors and will require approval by the Purchaser (“Director Approval Right”). Pursuant to the Designation Right, immediately following the Closing, Stephen E. Johnson, Kuno D. van der Post and Craig Fabel shall be appointed as directors to the board of directors. Pursuant to the Director Approval Right, the Purchaser approves Thomas E. Vickers and Kellie Newton as the two additional independent directors. The Designation Right and the Director Approval Right, and the Company’s obligations under this Section 3.4, shall expire at such time when the Purchaser does not beneficially own any of the Series B Preferred Shares.

3.5 Information Rights.

(a)  The Company will provide the following reports to Purchaser for so long as the Purchaser beneficially owns any of the Series B Preferred Shares:

(i) As soon as practicable after the end of each fiscal year, and in any event within sixty (60) days thereafter, consolidated  balance sheets of the Company and its subsidiary, as of the end of such fiscal year, and consolidated statements of operations and consolidated  statements of cash flows and stockholders’ equity of the Company and its subsidiary, for such year, and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, and a capitalization table in reasonable detail for such fiscal year;

(ii) As soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiary, as of the end of each such month, and consolidated statements of operations, consolidated statements of cash flows of the Company and its subsidiary for such period and for the current fiscal year to date, including a comparison between the actual financial statements and the projected figures according to the operating budget referenced in clause (iii) below;

(iii) As soon as practicable following the submission to the board of directors of the Company and in any event at least sixty (60) days prior to the end of a given fiscal year, an annual operating budget and plan for the succeeding fiscal year for the Company in the form to be approved by the board of directors; and;

(iv) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Purchaser may from time to time reasonably request.

(b)  The rights granted pursuant to this Section 3.5 may be assigned to a transferee or assignee in connection with any transfer or assignment of Series B Preferred Shares by the Purchaser only if such transferee or assignee, as appropriate, acquires at least 250,000 shares of the Company’s Series B Preferred Shares, provided written notice thereof is promptly given to the Company.

(c) The Purchaser acknowledges and agrees that any information obtained pursuant to this Section 3.5 which may be considered ‘inside’ non-public information will not be utilized by the Purchaser in connection with purchases or sales of the Company’s securities, except in compliance with applicable state and federal securities laws.

ARTICLE IV

INDEMNIFICATION

4.1 Survival. The respective representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing for a period of eighteen (18) months.

4.2 Indemnity. Each Party (an “Indemnifying Party”) shall indemnify each other Party and hold such other Parties and their respective shareholders, members, managers, directors, officers, employees and agents (collectively, the “Indemnified Parties”) harmless against and in respect of any and all damages, losses, penalties, liabilities, costs and expenses (including, without limitation, all fines, interest, reasonable and actual legal fees and expenses and amounts paid in settlement), that arise from or relate or are attributable to (and without giving effect to any tax benefit to the Indemnified Party) (a) any misrepresentation by such Indemnifying Party or breach of any representation or warranty by such Indemnifying Party in this Agreement; or (b) any breach of any covenant or agreement on the part of such Indemnifying Party in this Agreement. Notwithstanding anything in this Agreement to the contrary, in no event shall a Party be liable for punitive, consequential, incidental, indirect or special damages of any kind or nature, or any diminution in value in any action arising from this Agreement, regardless of the form of action through which such damages are sought including any claim for indemnity under this Section 4.2.

4.3 Notice to Indemnitor; Right of Parties to Defend. Promptly after the assertion of any claim by a third party or occurrence of any event which may give rise to a claim for indemnification from an Indemnifying Party (the “Indemnitor”) under this Article IV, an Indemnified Party (the “Indemnitee”) shall notify the Indemnitor in writing of such claim. The Indemnitor shall have the right to assume the control and defense of any such action (including, but without limitation, tax audits), provided that the Indemnitee may participate in the defense of such action subject to the Indemnitor’s reasonable direction and at Indemnitee’s sole cost and expense. The Party contesting any such claim shall be furnished all reasonable assistance in connection therewith by the other Party and be given full access to all information relevant thereto. In no event shall any such claim be settled without the Indemnitor’s consent.

ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. At the Closing, the Company agrees to pay, or reimburse the Purchaser for, all reasonable out of pocket costs and expenses incurred by Purchaser in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby (including all reasonable fees and out of pocket costs and expenses of the Purchaser’s advisors, legal counsel and accountants).

5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given to the Party to be notified by personal delivery; or (b) by nationally recognized overnight courier and shall be effective upon receipt. Any notice hereunder shall be addressed as follows:

If to the Company, to:	1512 E. Broward Blvd., Suite 300
Fort Lauderdale, FL 33301
Attention: CEO

If to the Purchaser, to:	646 Osprey Point Circle
Boca Raton, Florida 33431
Attention: Cornelis F. Wit

or such other address as may be designated in writing hereafter, in the same manner, by either Party.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by all the Parties; or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. No Party may assign this Agreement nor any of the rights or obligations hereunder without the written consent of the other Party, which consent shall not unreasonably be withheld, except that the registration rights under the Securities Act set forth in Article III and the rights granted Purchaser under the Investor’s Rights Agreement may be assigned in connection with the private sale or transfer of the Preferred Shares or Conversion Shares held by the Purchaser.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof. Exclusive jurisdiction for any action arising under this Agreement shall be in the U.S. federal or state court in Broward County, Florida, and the Parties hereby waive any claim or defense that such forum is not convenient or proper.

5.9 Attorneys’ Fees. In any suit, action or proceeding brought with respect to interpretation or enforcement of this Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party, attorneys’ fees and costs at both the trial and appellate levels.

5.10 Public Announcement; Confidentiality. Except as may be required by law, no Party shall issue any press release or otherwise publicly disclose this Agreement or the transactions contemplated hereby or any dealings between or among the Parties in connection with the subject matter hereof without the prior approval of the other Parties, which shall not be unreasonably withheld or delayed. In the event that any such press release or other public disclosure shall be required by applicable law, the Party required to issue such release or disclosure shall consult in good faith with the other Parties with respect to the form and substance of such release or disclosure prior to the public dissemination thereof.

5.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile, .PDF or other electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile, .PDF or other electronic transmission of the signature page were an original thereof.

5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision that shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:

VERITAS FARMS, INC.

By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer

PURCHASER:

THE CORNELIS F. WIT REVOCABLE LIVING TRUST

By:	Cornelis F. Wit
Cornelis F Wit, Trustee

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